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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2002

                                  DYNEGY INC.
            (Exact Name of Registrant as Specified in its Charter)

          Illinois                   1-15659                     74-2928353
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                          1000 Louisiana, Suite 5800
                             Houston, Texas 77002
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (713) 507-6400

                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Dynegy Inc. annually considers and recommends to the Board the selection of Dynegy's independent public accountants. As recommended by Dynegy's Audit Committee, Dynegy's Board of Directors on March 15, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as Dynegy's independent public accountants and engaged PricewaterhouseCoopers LLP to serve as Dynegy's independent public accountants for 2002. The decision to change auditors is not a reflection of Andersen's capabilities, commitment or quality of service to Dynegy. During its 15-year relationship with Dynegy as auditor, the Andersen team exhibited the highest degree of professionalism and quality service. The appointment of PricewaterhouseCoopers LLP is subject to ratification by Dynegy's shareholders at the 2002 annual meeting scheduled for May 17, 2002.

Andersen's reports on Dynegy's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During Dynegy's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Dynegy's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Dynegy provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated March 19, 2002, stating its agreement with such statements.

During Dynegy's two most recent fiscal years and through the date of this Form 8-K, Dynegy did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Dynegy's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this documents.

        Exhibit
        Number                     Description
        -------                    -----------
        16                         Letter from Arthur Andersen LLP to the
                                   Securities and Exchange Commission
                                   dated March 19, 2002

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DYNEGY INC.


                            BY: /s/ Michael R. Mott
                                -----------------------------------
                                Michael R. Mott
                                Senior Vice President and
                                Controller



Dated: March 19, 2002
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                                 EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated March 19, 2002